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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2006

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               000-31635                          95-4333817
         (Commission File No.)         (IRS Employer Identification No.)

            776 Palomar Avenue
          Sunnyvale, California                        94085
 (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On February 27, 2006, Endwave Corporation ("Endwave") announced that Brett W. Wallace had been appointed as an executive officer of Endwave, effective March 1, 2006. The terms of Mr. Wallace's compensation described under Item 5.02 below are incorporated into this Item 1.01 by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 27, 2006, Endwave announced that it had appointed Brett W. Wallace as Executive Vice President, effective March 1, 2006, and as Endwave's Chief Financial Officer, effective April 25, 2006. Until April 25, 2006, it is anticipated that Julianne M. Biagini will continue in her role as Endwave's Chief Financial Officer.

Mr. Wallace will receive an annual base salary of $210,000 and will be eligible to receive a bonus under Endwave's Executive Incentive Compensation Plan. It is anticipated that Endwave's board of directors will grant to Mr. Wallace an option to purchase 120,000 shares of Endwave common stock. The per-share exercise price of such option will be equal to the fair market value of one share of Endwave common stock on the date of grant. The option will vest as to 1/8 of the shares subject to the option on the date that is six months after the date of grant, and as to 1/16 of the shares subject to the option each quarter thereafter, provided that Mr. Wallace continues in active service to Endwave. As an executive vice president, Mr. Wallace also will participate in Endwave's Executive Officer Severance and Retention Plan and Endwave's Transaction Incentive Plan.

Mr. Wallace, 41, joins Endwave after 17 years in investment banking. From 2004 until joining Endwave, Mr. Wallace served as a Managing Director and the Head of the Hardware Practice for Raymond James & Associates. At Raymond James, Mr. Wallace had investment banking responsibilities for companies in the semiconductor, enterprise computing and communications equipment markets. From 1999 to 2004, Mr. Wallace was a Managing Director for Piper Jaffray & Co., where he was responsible for all aspects of corporate finance for wireless-related companies, including equipment suppliers, wireless semiconductor manufacturers and communications service providers. Mr. Wallace began his career with Lehman Brothers as a Corporate Finance Analyst. He has a bachelor's degree in quantitative economics from University of California at Berkeley and a master's degree from the Anderson Graduate School of Management at UCLA.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit number    Description
--------------    --------------------------------------------------------------
99.1              Press release issued by ENDWAVE COPORATION dated
                  February 27, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ENDWAVE CORPORATION


Dated: February 27, 2006                     By:    /s/  Julianne M. Biagini
                                                    ----------------------------
                                                    Julianne M. Biagini
                                             Title: Executive Vice President and
                                                    Chief Financial Officer